UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015 (July 14, 2015)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 14, 2015, Alnylam Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed with the Delaware Secretary of State a Certificate of Elimination (the “Certificate of Elimination”), which returned the 125,000 shares of unissued Series A Junior Participating Preferred Stock, par value $.01 per share, that had been designated in 2005 in connection with a stockholder rights plan that expired on July 13, 2015 (the “Rights Plan”), to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations.

The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the expiration of the Rights Plan, the Company will also take routine, voluntary actions to deregister the related preferred stock purchase rights under the Securities Exchange Act of 1934, as amended, and to delist the preferred stock purchase rights from the Nasdaq Global Select Market. These actions are administrative in nature and will have no effect on the Company’s common stock, which continues to be listed on the Nasdaq Global Select Market.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the control of the Company, which could cause actual results to differ materially from those contemplated in these forward-looking statements. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in the Company’s public filings with the Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q filed on May 8, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated July 14, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: July 14, 2015
	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Certificate of Elimination of Series A Junior Participating Preferred Stock, dated July 14, 2015.